SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

         Filed by the Registrant [ X ]
         Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[X ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

                            ELEGANT ILLUSIONS, INC.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11


         1) Title of each class of securities to which transaction applies:
         2)       Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)       Proposed maximum aggregate value of transaction:
         5)       Total fee paid:


[ ]      Fee paid previously with preliminary materials.

[ ]       Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                                                                DEFINITIVE COPY
                             ELEGANT ILLUSIONS, INC.
                               542 Lighthouse Ave.
                                     Suite 5
                             Pacific Grove, CA 93950
                            Telephone (831) 649-1814

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held June 1, 2001

         An Annual Meeting of Stockholders of Elegant Illusions, Inc., a Delaware corporation (the "Company"), will be held at the Company's offices, 542 Lighthouse Ave., Suite 5, Pacific Grove, CA 93950, on June 1, 2001 at 9:30 a.m., California time, for the following purposes:

         (1) To elect five directors to hold office until the next Annual Meeting of Stockholders or until their successors have been duly qualified and elected;

         (2) To consider and act upon a proposal to approve the appointment of Jeffrey S. Gilbert, CPA as the independent auditor of the Company to audit the accounts of the Company for the fiscal year ending December 31, 2001; and

         (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

         Only holders of the Company's common stock, par value $0.001 per share (the "Common Stock") of record on April 17, 2001 are entitled to notice of, and to vote at, the meeting or any adjournment thereof. At April 17, 2001, the record date for determination of stockholders entitled to vote at the meeting or any adjournments thereof, 6,084,466 shares of Common Stock were issued and outstanding, excluding 62,067 treasury shares.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL OUT, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROXIES FORWARDED BY OR FOR BROKERS OR FIDUCIARIES SHOULD BE RETURNED AS REQUESTED BY THEM. THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE INVOLVED IN FURTHER COMMUNICATION.

                                             By Order of the Board of Directors,


Pacific Grove, California
May 1, 2001
                                            Tamara Gear
                                            Secretary

                                                                 DEFINITIVE COPY
                             ELEGANT ILLUSIONS, INC.
                               542 Lighthouse Ave.
                                     Suite 5
                             Pacific Grove, CA 93950
                            Telephone (831) 649-1814

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                             To Be Held June 1, 2001

         This Proxy Statement is furnished to holders of the Company's common stock, par value $0.001 per share (the "Common Stock"), in connection with the solicitation of proxies by the Board of Directors of Elegant Illusions, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held at the Company's offices, 542 Lighthouse Ave., Suite 5, Pacific Grove, CA 93950, on June 1, 2001 at 9:30 a.m., California time, and at any and all postponements or adjournments thereof (the "Annual Meeting") for the purposes of:

         (1) Electing five directors to hold office until the next Annual Meeting of Stockholders or until their successors have been duly qualified and elected;

         (2) Considering and acting upon a proposal to approve the appointment of Jeffrey S. Gilbert, CPA as the independent auditor of the Company to audit the accounts of the Company for the fiscal year ending December 31, 2001; and

         (3) Transacting such other business as may properly come before the meeting or any adjournments thereof.

The approximate date on which this Proxy Statement and accompanying proxy are first being sent or given to stockholders is May 1, 2001.

                  Shares of Common Stock represented by each proxy, if properly executed and returned to the Company prior to the Annual Meeting, will be voted as directed, but if not otherwise specified, will be voted for the election of the five nominees for director and to approve the appointment of Jeffrey S. Gilbert, CPA as independent auditor, all as recommended by the Board of Directors.

                  If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting (except for proxies which have theretofore effectively been revoked or withdrawn), notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting.

                  The Board of Directors knows of no other business to be presented at the Annual Meeting. If any other business is properly presented, the person named in the enclosed proxy has authority to vote on such matters in accordance with such person's discretion. A stockholder executing the proxy may revoke it at any time before it is voted by giving written notice to the Secretary of the Company.

                  The solicitation of proxies in the enclosed form is made on behalf of the Company's Board of Directors. The entire cost of soliciting these proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying materials to stockholders, will be borne by the Company. In addition to use of the mails, proxies may be solicited personally or by telephone or otherwise by officers, directors and employees of the Company, who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries. Such parties will be reimbursed for their reasonable expenses incurred in forwarding the proxy materials.


                           VOTE REQUIRED FOR APPROVAL;
                      SHARES ENTITLED TO VOTE; RECORD DATE

                  The presence at the Annual Meeting, whether in person or by proxy, of the holders of at least a majority of the outstanding shares of Voting Stock entitled to vote thereat constitutes a quorum for the transaction of business. For purposes of the quorum and the discussion below regarding the votes necessary to take stockholder action, Stockholders of record who are present at the meeting in person or by proxy and who abstain, including brokers holding customers' shares of record who cause abstentions to be recorded at the meeting, are considered Stockholders who are present and entitled to vote and they count toward the quorum.

                  Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. As used herein, "uninstructed shares" means shares held by a broker who has not received instructions from its customers on such matters and the broker has so notified the Company on a proxy form in accordance with industry practice or has otherwise advised the Company that it lacks voting authority. As used herein, "broker non-votes," means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers' instructions.

                  Election of Directors. Directors are elected by a plurality vote and the five nominees who receive the most votes will be elected. In the election of Directors, votes may be cast in favor of or withheld with respect to each nominee. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election.

                  Approval of Auditor. To be approved, this matter must receive the affirmative vote of the majority of the shares present or by proxy at the Annual Meeting and entitled to vote. Uninstructed shares are entitled to vote on this matter. Therefore, abstentions and broker non-votes have the effect of negative votes.

                  On April 17, 2001 (the "Record Date"), there were outstanding 6,084,466 shares of Common Stock which excludes 62,067 treasury shares. Only holders of record of Common Stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock is entitled to one vote for each director to be elected and upon all other matters to be brought to a vote by the Stockholders at the forthcoming Annual Meeting. As of April 17, 2001, the Company's directors and executive officers, and their affiliates, had a beneficial interest in an aggregate of 4,315,131 shares of Common Stock, representing approximately 70.9% of the Common Stock outstanding on the Record Date and entitled to vote on all proposals to be presented at the Annual Meeting.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                  The following table sets forth information with respect to the beneficial ownership of Common Stock as of April 17, 2001 by: (i) each of the Company's directors and executive officers; (ii) each person who is known by the Company to be the beneficial owner of five percent or more of the outstanding shares of Common Stock; and (iii) all of the Company's directors and executive officers as a group:

Name and Address                      Amount of Record
of Beneficial                          and Beneficial               Percent of
    Owner                                 Ownership                 Class
----------------                      ------------------            --------

James C. Cardinal                           2,115,673                34.8%
542 Lighthouse Ave., Suite 5
Pacific Grove, CA  93950

Gavin M. Gear                               1,091,146(1)             17.9%
542 Lighthouse Ave., Suite 5
Pacific Grove, CA  93950

Tamara Gear                                 1,108,312(1)             18.2%
542 Lighthouse Ave., Suite 5
Pacific Grove, CA  93950

Janet Heinze                                        0                   0%
CircunVaiacion Nte 80
Las Fuentes 45070
GuadalaJara, Jai
Mexico

Barbara Z. Bokanovich                               0                   0%
984 Lupin Drive
Suite 5
Salinas, CA 93906

All Officers and
Directors as a Group
  (5 Persons)                               4,315,131                 70.9%


(1) Gavin and Tamara Gear are husband and wife. Although each is deemed to be the beneficial owner of the shares held by the other, the shares listed for Gavin Gear do not include the shares owned by Tamara Gear and the shares listed for Tamara Gear do not include the shares owned by Gavin Gear.

                              ELECTION OF DIRECTORS

    General

         Unless otherwise instructed, the proxy holders intend to vote the proxies received by them FOR the five nominees below.

                                James C. Cardinal
                                   Gavin Gear
                                   Tamara Gear
                                  Janet Heinze
                              Barbara Z. Bokanovich

         All nominees listed above are currently members of the Board of Directors and, with the exception of Ms. Bokanovich, were previously elected directors by the stockholders. Ms. Bokanovich was elected to the Board on March 23, 2001 by the Board to replace Keith Brandon. Mr. Brandon passed away in March 2001.

         Each nominee has consented to being named in this Proxy Statement and to serve it elected. If any nominee becomes unavailable for any reason or if a vacancy should occur before the election, the shares represented by the proxies will be voted for such person, if any, as may be designated by the Board of Directors. However, management of the Company has no reason to believe that any nominee will be unavailable or that any vacancy of the Board of Directors will occur. The five nominees will serve until the next Annual Meeting of Stockholders and until their successors are elected.

Directors and Nominees for election to the Board of Directors

         Set forth below is a description of the backgrounds of each of the directors and nominees of the Company.

         JAMES CARDINAL, age 54, has been the Company's Chief Executive Officer since May 1994 and a director of the Company since May 1993. He was President of the Company from May 1993 to May 1994. He has been a director of the Company's wholly-owned California Subsidiary, Elegant Illusions, Inc.(the "Subsidiary") since 1992 and a business consultant for Subsidiary since 1989. He was a director of Bay Area Grand Illusions, Inc. ("Bay") from June 1992 until its merger in to the Subsidiary. Prior thereto, he was self-employed as a business consultant and capital organizer to start-up companies.

         GAVIN GEAR, age 49, has been the Company's President since May 1994 and a director of the Company since May 1993. He was Vice President of the Company from May 1993 to May 1994. He was a founder and has been the President, Chief Financial Officer and a director of the Subsidiary since 1989. Mr. Gear was President, Chief Financial Officer and a director of Copy Jewels, Inc. ("CJI") from 1989 until its merger into the Subsidiary and President and a director of Bay from 1988 until its merger in to the Subsidiary. Since 1979, he also has been the President, Chief Financial Officer and a director of Cannery Row Enterprises, Inc. ("CRE"). CRE was acquired by the Company in July 1994.

         TAMARA GEAR, age 42, has been the Secretary-Treasurer and a director of the Company since May 1993. She was a founder and has been the Secretary-Treasurer and a director of the Subsidiary since 1989. She was the Secretary-Treasurer and a director of CJI (from 1989) and of Bay (from 1988) until their merger in to the Subsidiary. Since 1985, she also has been an officer and director of CRE. From 1984 to 1985, Ms. Gear was a gemologist for Sun Studies in Carmel. From 1980 to 1984, she was the retail manager for Cannery Row Enterprises.


         JANET HEINZE, age 53, currently is the Superintendent at the American School in Guadalajara, Mexico. Prior thereto, she taught elementary school at the Park School in Hayward, California since September 1997. Ms. Heinze taught at the American School in Guadalajara, Mexico from September 1991 to August 1996. Ms. Heinze graduated from the University of California, Berkeley (UCB) in 1969 with a degree in Sociology, received her teaching credentials at UCB in 1970 and her Masters degree from Framingham State University, Framingham, Massachusetts in 1996.


         BARBARA Z. BOKANOVICH, age 56, has been self employed as a tax preparer since 1990. From 1979 to 1982, she was a tax preparer for the CPA firm of W.H. Scovill & Co. From 1985 to 1989, she was a tax preparer for the firm of Ronald
H. Pacheo, CPA. Ms. Bokanovich received an AA degree in accounting from Hartnell College in 1978 and obtained her Enrolled Agent status in 1995.


         The Board of Directors recommends a vote FOR the election of the nominees for director named above.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Board of Director Meetings

         During the fiscal year ended December 31, 2000, the Board of Directors acted three times by unanimous written consent. There were no meetings of the Board. The Board of Directors does not have any standing Nominating or Compensation Committees.

Audit Committee

         The Audit Committee recommends the independent public accountants that the Company considers to perform the annual audit, reviews the Company's financial statements, reviews the observations of the independent public accountants concerning their annual audit and reviews the Company's financial reporting process. The Audit Committee consists of Gavin Gear, Janet Heinze and Barbara Z. Bokanovich. Ms. Heinze and Ms. Bokanovich are independent directors as defined by rule 4200(a)(14) of the National Association of Securities Dealers, Inc. During the fiscal year ended December 31, 2000, the Audit Committee, as then constituted, acted by unanimous written consent on three occasions. There were no meetings of the Board.

                               EXECUTIVE OFFICERS

         The following table sets forth the executive officers of the Company.

    Name                       Age                     Position(s) Held
    -----                      ---                     ----------------
    James Cardinal              54                     Chief Executive Officer

    Gavin Gear                  49                     President

    Tamara Gear                 42                     Secretary-Treasurer

         For a brief description of the business backgrounds of each of the executive officers see "Nominees for Directors."



                             EXECUTIVE COMPENSATION

         The following table sets forth a summary of the compensation of the three Officers of the Company for the fiscal years ended December 31, 2000, 1999 and 1998. Total compensation paid to all three executive officers as a group during 2000 was $459,000.


                                                          SUMMARY COMPENSATION TABLE

                                                                          Long-Term Compensation
                               Annual Compensation                     Awards              Payouts
                               ------------------                      ------              -------
                                                    Other          Restrict-                         All Other
                                                    Annual         ed Stock             LTIP          Compensa
Name and Principal                         Bonus    Compen-         Award     Options  Payouts         -tion
 Position               Year     Salary     ($)     sation($)        ($)        SARs      ($)            ($)
--------------------    ------   -------   -------  ---------     ---------    -------- ---------      --------

James Cardinal          2000     $ 225,000    0       0             0            0         0              0
CEO                     1999     $ 146,418    0       0             0            0         0              0
                        1998     $  91,250    0       0             0            0         0              0
Gavin Gear              2000     $ 112,500    0       0             0            0         0              0
President               1999     $  90,000    0       0             0            0         0              0
                        1998     $  88,630    0       0             0            0         0              0
Tamara Gear             2000     $ 121,500    0       0             0            0         0              0
Secretary-Treasurer     1999     $  99,000    0       0             0            0         0              0
                        1998     $  88,630    0       0             0            0         0              0



Compensation of Directors

         In respect of the year ended December 31, 2000, one of the non-emloyee directors was paid an annual director's fee of $2,000. The Company anticipates paying both non-employee directors an annual director's fee of $2,000 for the year ending December 31, 2001. None of the other directors received compensation for their services as directors of the Company. The Company also reimburses its directors for travel, lodging and related expenses they may incur attending Board of Directors and committee meetings.

Section 16(a) Beneficial Ownership Reporting Compliance

         To the Company's knowledge, based solely on a review of such materials as are required by the Securities and Exchange Commission, no officer, director or beneficial holder of more than ten percent of the Company's issued and outstanding shares of Common Stock failed to timely file with the Securities and Exchange Commission any form or report required to be so filed pursuant to
Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended December 31, 2000.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors, upon the recommendation of its Audit Committee, has appointed Jeffrey S. Gilbert, CPA as the independent auditor of the Company for the fiscal year ending December 31, 2001. Stockholders are being asked to ratify this appointment. The Company has been informed that Jeffrey S. Gilbert, CPA does not have any direct financial interest or any material indirect financial interest in the Company nor has he had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

         The financial statements for at least the three fiscal years ended prior to December 31, 1999 were audited by Jeffrey S. Gilbert, CPA.

         Jeffrey S. Gilbert CPA is not expected to be present at the meeting.

         The Board of Directors recommends a vote FOR the proposal to ratify the appointment of Jeffrey S. Gilbert, CPA as independent accountant for the Company for the fiscal year ending December 31, 2001.

                             ACCOUNTANT RELATED FEES


Audit Fees (1)                                                     $35,400
--------------------------------------------------------------------------------
Financial Information Systems Design and Implementation Fees (2)     -0-
--------------------------------------------------------------------------------
All Other Fees (3)                                                 $ 4,300
--------------------------------------------------------------------------------


(1) Represents the aggregate fees billed for professional services by Jeffrey S. Gilbert CPA for professional services rendered to the Company for the audit of the Company's financial statements for the year ended December 31, 2000 and for that firm's review of the Company's financial statements included in the Company's forms 10-QSB for that fiscal year.

(2) Represents the aggregate fees billed by Jeffrey S. Gilbert CPA for professional services rendered to the Company for the fiscal year ended December 31, 2000 for: (i) directly or indirectly operating, or supervising the operation of, the Company's information system or managing the Company's local area network; and (ii) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole.

(3) Represents the aggregate fees billed by Jeffrey S. Gilbert CPA for all professional services rendered to the Company for the fiscal year ended December 31, 2000 other than those disclosed in the above two categories in this chart.

         The Company's Board of Directors did not consider whether the provision of financial information systems designs and implementation services and other non-audit services described above is compatible with the independence of Jeffrey S. Gilbert CPA because that firm did not perform any financial information systems designs and implementation services and the only other non-audit related services performed were related to tax return preparation.

                             AUDIT COMMITTEE REPORT

         The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

         The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditor is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. In fulfilling its responsibilities, the Committee has reviewed and discussed the audited financial statements contained in the Company's Form 10-KSB Annual Report for the year ended December 31, 2000 with the Company's management and the independent auditor.

         The Committee discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Committee has discussed with the independent auditor the auditor's independence from the Company and its management, including the written disclosures submitted to the Committee by the independent auditor as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Form 10-KSB Annual Report for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

         Respectfully submitted on March 28, 2001 by the members of the Audit Committee of the Board of Directors:

                              Barbara Z. Bokanovich
                                  Janet Heinze
                                   Gavin Gear

         The written charter for the Audit Committee that was adopted by the Board is included in this proxy statement as Appendix A.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the fiscal years ended December 31, 2000 and 1999, there were no transactions to which the Company was a party, in which any executive officer, director, nominee for director, principal stockholder or immediate family member of any of the foregoing persons had a direct or indirect material interest, except as follows:

         In January and February 2000, James Cardinal obtained 15-year license agreements with two artists, Norberto Martini and Andrea Stella, to produce, market and sell reproductions of their art work. Mr. Cardinal has assigned these license agreements to the Company.


                          PROPOSAL OF SECURITY HOLDERS

         A Shareholder of record may present a proposal for action at the next Annual Meeting of Shareholders provided that the Company receives such proposal at its executive office no later than January 1, 2002. Upon receipt of such proposal, the Company shall set forth the proposal in its Proxy Statement for that meeting. The proponent may submit a maximum of one (1) proposal of not more than five hundred (500) words for inclusion in the Company's proxy materials for a meeting of security holders. At the next Annual Meeting, management proxies will have discretionary authority to vote on stockholder proposals that are not submitted for inclusion in the Company's proxy statement unless received by the Company before March 17, 2002.

                                     GENERAL

         The Annual Report to Stockholders (which includes the Company's Annual Report on Form 10-KSB) for the fiscal year ended December 31, 2000 is enclosed herewith. The Annual Report does not form any part of the material for the solicitation of proxies.

                                 OTHER BUSINESS

         Management knows of no other matter that will come before the meeting. However, if other matters do come before the meeting, the proxy holders will vote in accordance with their best judgment.




                                             By Order of the Board of Directors,



                                            Tamara Gear
                                            Secretary
May 1, 2001

                                   APPENDIX A

                Elegant Illusions, Inc. - Audit Committee Charter

Role and Independence

The audit committee of the board of directors assists the board in fulfilling the board's responsibilities for the safeguarding of assets and oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company, and such other duties as directed by the board. The independent auditor is accountable to the board and the committee. The membership of the committee shall consist of at least three directors, a majority of whom are independent. For purposes hereof, "independent" shall mean a director who meets the National Association of Securities Dealers, Inc. definition of independence. Members shall be free of any relationship that, in the opinion of the board, would interfere with their individual exercise of independent judgment. The committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants and management of the Company. In discharging this oversight role, the committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for that purpose. This charter shall be reviewed and updated annually. Notwithstanding anything else set forth in this Charter, it is not the committee's duty to: conduct audits; determine that the Company's financial statements are complete and accurate; conduct investigations; resolve disagreements between management and the independent auditor; assure compliance with laws and regulations; or ultimately assume the board's responsibility to hire, review the work of or discharge the independent auditor.

Responsibilities

The audit committee's primary responsibilities include:

- Recommendation to the board of the selection and retention of the independent accountant to audit the Company's financial statements. In doing so, the committee will discuss and consider the auditor's written affirmation that the auditor is in fact independent, will discuss the nature and rigor of the audit process, receive and review all reports and will provide to the independent accountant full access to the committee (and the board) to report on any all appropriate matters.

- Review of financial statements (including quarterly reports which may be done by teleconference) with management and the independent auditor. It is anticipated that significant items subject to discussions will include quality of earnings, significant items subject to estimate, suitability of accounting principles, highly judgmental areas, audit adjustments whether or not recorded and such other inquiries as may be appropriate.

- Discussion with management and the auditor of the quality and adequacy of the Company's internal controls including those related to its MIS System.

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-        Discussion  with  management  of  the  status  of  pending  litigation, taxation and other areas of oversight of legal and compliance areas as may be appropriate.

- Reporting on audit committee activities to the full board and issuance annually of a summary report suitable for submission to stockholders.

It is expected that the audit committee will meet at least four times per year.


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                                   APPENDIX B

                                      PROXY
                             ELEGANT ILLUSIONS, INC.
                               542 Lighthouse Ave.
                                     Suite 5
                             Pacific Grove, CA 93950

          This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints James Cardinal as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Elegant Illusions, Inc. held of record by the undersigned on April 17, 2001 at the annual meeting of stockholders to be held at the Company's offices, 542 Lighthouse Ave., Suite 5, Pacific Grove, CA 93950, on June 1, 2001 at 9:30 a.m., California time, or at any and all postponements or adjournments thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

The Board of Directors recommends that the stockholders vote FOR each of the proposals. Please review carefully the Proxy Statement delivered with this Proxy.

1. Proposal to elect James C. Cardinal, Gavin Gear, Tamara Gear, Janet Heinze and Barbara Z. Bokanovich as directors until the next Annual Meeting or until their successors have been duly qualified and elected.

 FOR all nominees listed above             WITHHOLD AUTHORITY
 (except as marked to the contrary below)  to vote for all nominees listed above
--------------------------------------------------------------------------------

(Instruction: to withhold authority to vote for any individual nominee write that nominee's name in the space provided above)

2. Proposal to approve the appointment of Jeffrey S. Gilbert, CPA as the independent auditor of the Company to audit the accounts of the Company for the fiscal year ending December 31, 2001.

          FOR                         AGAINST                   ABSTAIN

The Proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

                                                      -------------------------
                                                      Signature


Dated:                , 2001
       ---------------                                -------------------------
                                                      Signature, if held jointly

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.